SEMI ANNUAL REPORT
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.










                                                               February 28, 2001










[FRANKLIN TEMPLETON LOGO]

PAGE


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



                                                 [PHOTO OF GARY P. MOTYL]
                                                  GARY P. MOTYL
                                                  Portfolio Manager
                                                  Templeton Capital Accumulator
                                                  Fund, Inc.
PAGE


SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Capital Accumulator Fund seeks long-term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Capital Accumulator Fund covers the period ended February 28, 2001, a difficult time for equity investors around the world. Overall global economics played a part in the situation, but we believe the difficulties had much to do with investors' unrealistic expectations about the world's markets. Recent economic indicators may be pointing to a global economic slowdown, but at period-end the world's economic fundamentals do not appear drastically different from what they were at the beginning of the six months under review. Despite this, investors' confidence in the U.S. economy seems to have moved from excessive optimism to pervasive pessimism over a relatively short period of time. In our view, many people placed too high an expectation in the "new economy" and in the process lost touch with traditional stock valuation parameters.

CONTENTS

Shareholder Letter .................................................        1

Performance Summary ................................................        6

Financial Highlights & Statement of Investments ....................        7

Financial Statements ...............................................       14

Notes to Financial Statements ......................................       17

FUND CATEGORY
[PYRAMID GRAPHIC]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Europe                                        40.1%
North America                                 31.6%
Asia                                          13.9%
Latin America                                  4.1%
Australia & New Zealand                        2.6%
Short-Term Investments & Other Net Assets      7.7%


We believe this euphoria in the world's equity markets, and particularly in the U.S. stock market, propelled share prices to unrealistic levels prior to the beginning of the reporting period. In our opinion, U.S. stock market capitalization became so large relative to the size of its economy that it finally burst in the first quarter of 2000 when domestic stock indexes began plummeting. After falling during the spring of 2000, many U.S. stocks drifted during the summer but, following several negative earnings pre-announcements, renewed their downward spiral during the fall. We believe this situation, and to a lesser extent the uncertainty about the presidential election, deepened doubts about the domestic economic outlook. Perhaps demonstrating how intertwined global capital markets have become, the bursting bubble in the U.S. sent shocks throughout most of the world's equity markets. The effect was felt in many industries, but was particularly severe among technology and telecommunications companies.

As a result, after several years of underperformance, value stocks outperformed growth stocks during the reporting period. Despite a challenging investment environment, Templeton Capital Accumulator Fund performed well in comparison to relevant indexes. For example, the Fund had a six-month cumulative total return of -3.82% for the period ended February 28, 2001, as shown in the Performance Summary on page 6, while the Morgan Stanley Capital International (MSCI(R)) All Country (AC) World Free Index returned -17.02% for the same period.(1) Contributing to the



1. Source: Standard and Poor's Micropal. The MSCI AC World Free Index is an equity index calculated by Morgan Stanley Capital International. The unmanaged index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (shares outstanding times price). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2

PAGE

Fund's performance versus the benchmark index was our relatively underweighted position in Japanese equities and avoidance of several, large European telecommunications stocks whose prices weakened during the period.

The volatility in world equity markets during the six months under review provided us with opportunities to sell some stocks with valuations we believed were high and invest in stocks we believed had attractive, long-term appreciation potential. Notably, we sold our remaining position in Nokia, the Finnish telecommunications equipment company. The stock performed strongly during the past several years, but we believed its valuation had become excessive, particularly given our expectations of lowered growth prospects. Elsewhere in the technology sector, we liquidated our positions in Intel and Marconi, a British telecommunications equipment manufacturer. We also sold Burlington Resources, the large, U.S. natural gas producer, as its stock moved up because of higher U.S. natural gas prices. During the reporting period, we also initiated positions in several stocks. New names in the Fund during the period include Clorox, a U.S.-based consumer products company; Korea Telecom, a South Korean telecommunications firm; and Repsol, a large, Spanish energy company with significant interests in Latin America. We also added to several existing positions, such as the Japanese telecommunications leader Nippon Telegraph & Telephone and Canadian aluminum producer Alcan Aluminum.


TOP 10 INDUSTRIES
2/28/01

                                          % OF TOTAL
                                           NET ASSETS
-----------------------------------------------------
Banks                                         8.4%

Diversified Telecommunication Services        8.0%

Insurance                                     7.0%

Oil & Gas                                     5.5%

Pharmaceuticals                               5.2%

Diversified Financials                        4.6%

Chemicals                                     4.4%

Household Durables                            4.4%

Machinery                                     4.1%

Paper & Forest Products                       3.5%


                                                                               3
PAGE

TOP 10 EQUITY HOLDINGS
2/28/01

COMPANY                                           % OF TOTAL
INDUSTRY, COUNTRY                                 NET ASSETS
-------------------------------------------------------------
Procter & Gamble Co.                                  1.8%
Household Products, U.S.

Nomura Securities Co. Ltd.                            1.5%
Diversified Financials, Japan

TransCanada PipeLines Ltd.                            1.4%
Gas Utilities, Canada

E.On AG                                               1.4%
Electric Utilities, Germany

Abbott Laboratories                                   1.3%
Pharmaceuticals, U.S.

Torchmark Corp.                                       1.3%
Insurance, U.S.

Nippon Telegraph &
Telephone Corp.                                       1.3%
Diversified Telecommunication Services, Japan

Hugo Boss AG                                          1.3%
Textiles & Apparel, Germany

Superior Industries
International Inc.                                    1.3%
Auto Components, U.S.

SBC Communications Inc.                               1.2%
Diversified Telecommunication Services, U.S.


Looking forward, we are optimistic about global equity markets and Templeton Capital Accumulator Fund. In our opinion, we have one of the most undervalued collections of securities that we have ever held, and if investors continue to place increasing emphasis on earnings and valuations, we believe our holdings will benefit. In our opinion, falling consumer confidence could negatively impact economic growth and lead to a decline in U.S. corporate profits, and the pace at which foreign investors acquire U.S. assets may also lessen. However, despite a slowing economic outlook, we are optimistic about our U.S. investment prospects. We are equally positive about Europe, where trends in deregulation and reform remain on track, and companies continue to restructure to improve their positions in the global marketplace. We tend to be more cautious on Japan, where we believe widespread corporate restructuring must become evident before we invest a substantial amount there. However, because we constantly review industry groups on a global basis, we are prepared to take advantage of what we believe are promising opportunities regardless of their particular locations.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market


4
PAGE


corrections. For example, the MSCI Mexico Free Index has increased 1,364% in the past 13 calendar years, but has suffered five quarterly declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for your participation in Templeton Capital Accumulator Fund. We welcome any comments or suggestions you may have.

Sincerely,


/s/ Gary P. Motyl


Gary P. Motyl
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


2. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 12/31/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index is an equity index calculated by Morgan Stanley Capital International. The index measures the total return (dividends are reinvested) of equity securities in Mexico. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (shares outstanding times price).


                                                                               5
PAGE

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

                                       CHANGE      2/28/01    8/31/00
Net Asset Value (NAV)                -$  1.75       $11.59     $13.34
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                       $0.1557
Short-Term Capital Gain               $0.0067
Long-Term Capital Gain                $1.0313
                                      -------
Total                                 $1.1937


PERFORMANCE

                                            6-MONTH         1-YEAR            5-YEAR            10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     -3.82%          0.71%             82.17%            254.41%

Average Annual Total Return(2)                 -3.82%          0.71%             12.74%             13.49%

Value of $10,000 Investment(3)             $    9,618    $   10,071         $   18,217         $   35,441

Avg. Ann. Total Return (3/31/01)(4)                          -8.65%              10.95%             12.80%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulator Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


6
PAGE



TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                                  SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ----------------------------------------------------
                                                     (UNAUDITED)        2000       1999       1998       1997      1996+
                                                  ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period............        $13.34          $12.11      $9.69     $10.97      $9.08      $7.97
                                                  ------------------------------------------------------------------------
Income from investment operations:
 Net investment income..........................           .04             .16        .18        .18        .18        .19
 Net realized and unrealized gains (losses).....          (.60)           1.71       2.78      (1.00)      2.03       1.10
                                                  ------------------------------------------------------------------------
Total from investment operations................          (.56)           1.87       2.96       (.82)      2.21       1.29
                                                  ------------------------------------------------------------------------
Less distributions from:
 Net investment income..........................          (.15)           (.15)      (.18)      (.18)      (.18)      (.15)
 Net realized gains.............................         (1.04)           (.49)      (.36)      (.28)      (.14)      (.03)
                                                  ------------------------------------------------------------------------
Total distributions.............................         (1.19)           (.64)      (.54)      (.46)      (.32)      (.18)
                                                  ------------------------------------------------------------------------
Net asset value, end of period..................        $11.59          $13.34     $12.11      $9.69     $10.97      $9.08
                                                  ========================================================================
Total Return*...................................       (3.82)%          16.44%     32.01%    (7.87)%     25.06%     16.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...............      $371,374        $370,029   $291,136   $191,913   $172,683   $108,019
Ratios to average net assets:
 Expenses.......................................         1.03%**         1.03%      1.11%      1.00%      1.00%      1.00%
 Expenses, excluding waiver and payments by
   affiliate....................................         1.03%**         1.03%      1.11%      1.09%      1.13%      1.16%
 Net investment income..........................          .71%**         1.24%      1.60%      1.77%      2.00%      2.56%
Portfolio turnover rate.........................        10.65%          32.13%     13.96%     11.92%      7.43%     11.08%

*Total return is not annualized.
**Annualized.
+Per share amounts for the period August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
                                                                               7
PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 90.9%
AEROSPACE & DEFENSE 1.3%
BAE Systems PLC.............................................    United Kingdom        355,610     $  1,541,202
Embraer-Empresa Brasileira de Aeronautica SA, ADR...........        Brazil             59,700        2,268,600
Rolls-Royce PLC.............................................    United Kingdom        323,000          928,201
                                                                                                  ------------
                                                                                                     4,738,003
                                                                                                  ------------
*AIR FREIGHT & COURIERS .8%
Deutsche Post AG............................................       Germany            133,000        2,838,739
                                                                                                  ------------
AIRLINES .9%
British Airways PLC.........................................    United Kingdom        588,000        3,402,778
                                                                                                  ------------
AUTO COMPONENTS 2.2%
Goodyear Tire & Rubber Co. .................................    United States         138,000        3,519,000
Superior Industries International Inc. .....................    United States         128,000        4,774,400
Visteon Corp. ..............................................    United States           3,142           45,245
                                                                                                  ------------
                                                                                                     8,338,645
                                                                                                  ------------
AUTOMOBILES 1.5%
Ford Motor Co. .............................................    United States          61,956        1,722,996
General Motors Corp. .......................................    United States          25,000        1,333,000
Volkswagen AG...............................................       Germany             47,000        2,571,660
                                                                                                  ------------
                                                                                                     5,627,656
                                                                                                  ------------
BANKS 7.9%
Australia & New Zealand Banking Group Ltd. .................      Australia           200,000        1,621,721
Banca Nazionale del Lavoro SpA..............................        Italy             825,000        2,753,970
Banco Bradesco SA, ADR......................................        Brazil            360,000        2,025,000
Bank of America Corp. ......................................    United States          50,600        2,527,470
*Bayerische Hypo-Und Vereinsbank AG.........................       Germany             34,700        2,128,404
Credicorp Ltd. .............................................         Peru             157,900        1,255,305
DBS Group Holdings Ltd. ....................................      Singapore           383,900        4,335,491
Foreningssparbanken AB, A...................................        Sweden            205,200        2,805,672
Kookmin Bank................................................     South Korea          125,344        1,809,047
National Bank of Canada.....................................        Canada            120,000        2,320,355
Nordea AB, FDR..............................................        Sweden            612,000        4,474,219
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand         1,800,000        1,191,361
                                                                                                  ------------
                                                                                                    29,248,015
                                                                                                  ------------
*BIOTECHNOLOGY .9%
CellTech Group PLC..........................................    United Kingdom        163,200        3,182,278
                                                                                                  ------------
CHEMICALS 4.4%
Akzo Nobel NV...............................................     Netherlands           70,000        3,392,402
BASF AG.....................................................       Germany             54,200        2,432,304
Bayer AG, Br. ..............................................       Germany             61,000        2,967,455
Clariant AG.................................................     Switzerland           10,600        3,512,449

 8
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Imperial Chemical Industries PLC............................    United Kingdom        300,000     $  2,226,116
*Syngenta AG................................................     Switzerland              668           38,028
*Ucar International Inc. ...................................    United States         140,000        1,820,000
                                                                                                  ------------
                                                                                                    16,388,754
                                                                                                  ------------
*COMMERCIAL SERVICES & SUPPLIES .5%
Chubb PLC...................................................    United Kingdom        600,000        1,315,334
Kidde PLC...................................................    United Kingdom        600,000          690,118
                                                                                                  ------------
                                                                                                     2,005,452
                                                                                                  ------------
COMMUNICATIONS EQUIPMENT 1.1%
*3Com Corp. ................................................    United States         179,500        1,637,938
Alcatel SA..................................................        France             27,605        1,073,808
Motorola Inc. ..............................................    United States          90,000        1,365,300
                                                                                                  ------------
                                                                                                     4,077,046
                                                                                                  ------------
COMPUTERS & PERIPHERALS 3.1%
Compaq Computer Corp. ......................................    United States         140,000        2,828,000
Fujitsu Ltd. ...............................................        Japan             160,000        2,192,080
Hewlett-Packard Co. ........................................    United States          77,500        2,235,875
*Lexmark International Inc. ................................    United States          58,700        3,052,400
*Palm Inc. .................................................    United States          66,747        1,159,729
                                                                                                  ------------
                                                                                                    11,468,084
                                                                                                  ------------
CONSTRUCTION MATERIALS .8%
Hanson PLC..................................................    United Kingdom        457,581        2,969,762
                                                                                                  ------------
CONTAINERS & PACKAGING .7%
Jefferson Smurfit Group PLC.................................    United Kingdom      1,500,000        2,736,674
                                                                                                  ------------
DIVERSIFIED FINANCIALS 4.6%
BPI Socieda de Gestora de Participacoes Socias SA...........       Portugal           125,855          409,706
Hutchison Whampoa Ltd. .....................................      Hong Kong           221,650        2,628,575
ICICI Ltd. .................................................        India             582,498        1,358,807
ICICI Ltd., ADR.............................................        India             101,100        1,330,476
ING Groep NV................................................     Netherlands           65,000        4,486,036
Nomura Securities Co. Ltd. .................................        Japan             280,000        5,502,366
Swire Pacific Ltd., A.......................................      Hong Kong           170,000        1,166,041
Swire Pacific Ltd., B.......................................      Hong Kong           100,000           87,181
                                                                                                  ------------
                                                                                                    16,969,188
                                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 7.7%
*Cable & Wireless Optus Ltd., 144A..........................      Australia           649,000        1,309,668
*Cia de Telecomunicaciones de Chile SA, ADR.................        Chile             189,725        2,752,910
Korea Telecom Corp., ADR....................................     South Korea           64,800        1,944,000
Nippon Telegraph & Telephone Corp. .........................        Japan                 737        4,825,577

                                                                               9
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Philippine Long Distance Telephone Co. .....................     Philippines           60,000     $    987,578
PT Indosat TBK, ADR.........................................      Indonesia             9,600          100,320
SBC Communications Inc. ....................................    United States          96,000        4,579,200
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina            11,600          187,804
*Telefonica SA..............................................        Spain             154,500        2,635,549
*Telefonica SA, ADR.........................................        Spain              39,058        1,982,194
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico             75,000        2,419,500
Videsh Sanchar Nigam Ltd. ..................................        India             150,000        1,033,455
Videsh Sanchar Nigam Ltd., ADR..............................        India              83,552        1,081,998
*Worldcom Inc. .............................................    United States         175,000        2,909,375
                                                                                                  ------------
                                                                                                    28,749,128
                                                                                                  ------------
ELECTRIC UTILITIES 3.3%
British Energy Ltd. ........................................    United Kingdom        291,145        1,047,662
E.On AG.....................................................       Germany            100,000        5,103,777
Endesa SA...................................................        Spain              49,200          841,996
Evn AG......................................................       Austria             12,090          375,009
Iberdrola SA, Br. ..........................................        Spain             202,000        3,046,449
Korea Electric Power Corp. .................................     South Korea           90,470        1,853,982
                                                                                                  ------------
                                                                                                    12,268,875
                                                                                                  ------------
ELECTRICAL EQUIPMENT 1.2%
ABB Ltd. ...................................................     Switzerland           10,568          892,813
Alstom SA...................................................        France            122,600        3,382,287
                                                                                                  ------------
                                                                                                     4,275,100
                                                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .4%
Hitachi Ltd. ...............................................        Japan             165,000        1,441,877
                                                                                                  ------------
FOOD & DRUG RETAILING 1.5%
Albertson's Inc. ...........................................    United States         120,000        3,486,000
Safeway PLC.................................................    United Kingdom        525,000        2,222,330
                                                                                                  ------------
                                                                                                     5,708,330
                                                                                                  ------------
FOOD PRODUCTS 1.8%
Golden Hope Plantations Bhd. ...............................       Malaysia         1,498,000        1,261,474
Kikkoman Corp. .............................................        Japan             150,000        1,055,032
Unilever PLC................................................    United Kingdom        565,400        4,260,723
                                                                                                  ------------
                                                                                                     6,577,229
                                                                                                  ------------
GAS UTILITIES 1.4%
TransCanada PipeLines Ltd. .................................        Canada            419,276        5,130,023
                                                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES .5%
Nycomed Amersham PLC........................................    United Kingdom        234,215        1,819,781
                                                                                                  ------------

 10
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HEALTH CARE PROVIDERS & SERVICES .9%
Gehe AG.....................................................       Germany             90,400     $  3,217,200
                                                                                                  ------------
HOUSEHOLD DURABLES 4.4%
Electrolux AB, B............................................        Sweden            186,250        3,067,246
Fisher & Paykel Ltd. .......................................     New Zealand          450,200        1,659,226
Koninklijke Philips Electronics NV..........................     Netherlands           76,257        2,508,403
LG Electronics Inc. ........................................     South Korea          170,000        1,924,886
Matsushita Electric Industrial Co. Ltd. ....................        Japan              99,000        1,865,297
Newell Rubbermaid Inc. .....................................    United States         121,500        3,196,665
Sony Corp. .................................................        Japan              29,200        2,103,585
                                                                                                  ------------
                                                                                                    16,325,308
                                                                                                  ------------
HOUSEHOLD PRODUCTS 2.1%
Clorox Co. .................................................    United States          37,300        1,341,308
Procter & Gamble Co. .......................................    United States          92,700        6,535,350
                                                                                                  ------------
                                                                                                     7,876,658
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES .7%
Norsk Hydro ASA.............................................        Norway             64,000        2,718,837
                                                                                                  ------------
INSURANCE 7.0%
Ace Ltd. ...................................................       Bermuda             74,000        2,708,400
American International Group Inc. ..........................    United States          43,240        3,537,032
AXA SA......................................................        France             23,028        2,905,421
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             10,960        3,549,757
Swiss Reinsurance Co. ......................................     Switzerland            1,210        2,535,011
Torchmark Corp. ............................................    United States         140,000        4,869,200
XL Capital Ltd., A..........................................       Bermuda             30,000        2,280,300
Zurich Financial Services AG................................     Switzerland            7,828        3,738,969
                                                                                                  ------------
                                                                                                    26,124,090
                                                                                                  ------------
MACHINERY 4.1%
IHC Caland NV...............................................     Netherlands           42,000        2,224,695
Invensys PLC................................................    United Kingdom        302,643          697,289
Komatsu Ltd. ...............................................        Japan             771,000        3,595,524
SIG Schweiz Industrie-Gesellschaft Holding AG...............     Switzerland            4,000        2,507,612
Svedala Industri, A.........................................        Sweden            150,000        2,744,739
Volvo AB, B.................................................        Sweden            180,000        3,394,328
                                                                                                  ------------
                                                                                                    15,164,187
                                                                                                  ------------
MEDIA 1.0%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong           215,000          489,269
Wolters Kluwer NV...........................................     Netherlands          135,000        3,238,967
                                                                                                  ------------
                                                                                                     3,728,236
                                                                                                  ------------

                                                                              11
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING 2.4%
Alcan Aluminum Ltd. ........................................        Canada            109,200     $  4,028,388
Industrias Penoles SA.......................................        Mexico            224,000          221,577
Pechiney SA, A..............................................        France             44,000        2,184,968
WMC Ltd. ...................................................      Australia           600,000        2,509,002
                                                                                                  ------------
                                                                                                     8,943,935
                                                                                                  ------------
MULTILINE RETAIL .7%
Hudsons Bay Co. ............................................        Canada             90,000        1,052,391
Marks & Spencer PLC.........................................    United Kingdom        436,000        1,529,609
                                                                                                  ------------
                                                                                                     2,582,000
                                                                                                  ------------
OIL & GAS 5.5%
Occidental Petroleum Corp. .................................    United States         174,000        4,174,260
Repsol YPF SA...............................................        Spain             151,000        2,568,901
Shell Transport & Trading Co. PLC...........................    United Kingdom         65,000        3,192,150
Sunoco Inc. ................................................    United States          85,000        2,825,400
Texaco Inc. ................................................    United States          66,000        4,230,600
Total Fina Elf SA, B........................................        France             23,322        3,292,099
                                                                                                  ------------
                                                                                                    20,283,410
                                                                                                  ------------
PAPER & FOREST PRODUCTS 3.5%
Boise Cascade Corp. ........................................    United States          48,000        1,539,840
Georgia-Pacific Corp.-Georgia-Pacific Group.................    United States         144,000        4,321,440
International Paper Co. ....................................    United States         109,000        4,104,940
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland            140,400        1,510,608
Stora Enso OYJ, R (SEK Traded)..............................       Finland            130,627        1,394,311
                                                                                                  ------------
                                                                                                    12,871,139
                                                                                                  ------------
PHARMACEUTICALS 5.2%
Abbott Laboratories.........................................    United States         100,000        4,899,000
Astrazeneca PLC.............................................    United Kingdom         26,906        1,222,627
Aventis SA..................................................        France             46,000        3,714,078
ICN Pharmaceuticals Inc. ...................................    United States          96,000        2,549,760
Mylan Laboratories Inc. ....................................    United States         150,000        3,510,000
Pharmacia Corp. ............................................    United States          67,830        3,506,811
                                                                                                  ------------
                                                                                                    19,402,276
                                                                                                  ------------
REAL ESTATE 1.2%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           290,000        3,513,506
Equity Office Properties Trust..............................    United States          33,751          972,704
                                                                                                  ------------
                                                                                                     4,486,210
                                                                                                  ------------

 12
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ROAD & RAIL 1.2%
Burlington Northern Santa Fe Corp. .........................    United States         113,000     $  3,391,130
Stagecoach Holdings PLC.....................................    United Kingdom      1,079,000        1,155,471
                                                                                                  ------------
                                                                                                     4,546,601
                                                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS .2%
Hyundai Electronics Industries Co. .........................     South Korea          271,000          810,342
                                                                                                  ------------
SPECIALTY RETAIL .3%
Lex Service PLC.............................................    United Kingdom        165,000        1,042,316
                                                                                                  ------------
TEXTILES & APPAREL 1.6%
Hugo Boss AG................................................       Germany             18,000        4,800,309
Kellwood Co. ...............................................    United States          60,500        1,340,075
                                                                                                  ------------
                                                                                                     6,140,384
                                                                                                  ------------
*WIRELESS TELECOMMUNICATION SERVICES .4%
America Movil SA de CV, L, ADR..............................        Mexico             75,000        1,342,500
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $289,823,016).....................                                       337,567,046
                                                                                                  ------------
PREFERRED STOCKS 1.4%
Banco Itau SA, pfd. ........................................        Brazil         22,000,000        1,835,576
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             65,127          788,037
News Corp. Ltd., pfd. ......................................      Australia           312,000        2,542,967
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $3,451,132)....................                                         5,166,580
                                                                                                  ------------
SHORT TERM INVESTMENTS (COST $29,289,157) 7.9%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    United States      29,289,157       29,289,157
                                                                                                  ------------
TOTAL INVESTMENTS (COST $322,563,305) 100.2%................                                       372,022,783
OTHER ASSETS, LESS LIABILITIES (.2%)........................                                          (649,078)
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $371,373,705
                                                                                                  ============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka
SEK -- Swedish Krona

*Non-income producing.
                       See Notes to Financial Statements.
                                                                              13
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $322,563,305)....    $372,022,783
 Receivables:
  Capital shares sold.......................................          95,594
  Dividends and interest....................................         672,326
                                                                ------------
      Total assets..........................................     372,790,703
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         935,290
  Capital shares redeemed...................................          67,976
  To affiliates.............................................         235,085
 Funds advanced by custodian................................             956
 Deferred tax liability (Note 1f)...........................          36,995
 Accrued expenses...........................................         140,696
                                                                ------------
      Total liabilities.....................................       1,416,998
                                                                ------------
Net assets, at value........................................    $371,373,705
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    616,383
 Net unrealized appreciation................................      49,422,483
 Accumulated net realized gain..............................      12,143,564
 Capital shares.............................................     309,191,275
                                                                ------------
Net assets, at value........................................    $371,373,705
                                                                ============
Net asset value and maximum offering price per share
  ($371,373,705 / 32,048,033 shares outstanding)............          $11.59
                                                                ============

                       See Notes to Financial Statements.
 14
PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $132,412)
 Dividends..................................................    $  2,480,628
 Interest...................................................         643,507
                                                                ------------
      Total investment income...............................                    $  3,124,135
Expenses:
 Management fees (Note 3)...................................       1,338,693
 Administrative fees (Note 3)...............................         257,562
 Distribution fees..........................................              41
 Custodian fees.............................................          48,000
 Reports to shareholders....................................         123,500
 Professional fees..........................................          67,750
 Directors' fees and expenses...............................          11,200
 Other......................................................           3,990
                                                                ------------
      Total expenses........................................                       1,850,736
                                                                                ------------
            Net investment income...........................                       1,273,399
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      16,898,416
  Foreign currency transactions.............................        (160,439)
                                                                ------------
      Net realized gain.....................................                      16,737,977
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (32,451,881)
  Deferred taxes (Note 1f)..................................          11,647
                                                                ------------
      Net unrealized depreciation...........................                     (32,440,234)
                                                                                ------------
Net realized and unrealized loss............................                     (15,702,257)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(14,428,858)
                                                                                ============

                       See Notes to Financial Statements.
                                                                              15
PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  1,273,399           $  4,163,799
  Net realized gain from investments and foreign currency
   transactions.............................................        16,737,977             25,146,360
  Net unrealized appreciation (depreciation) on investments
   and deferred taxes.......................................       (32,440,234)            21,172,327
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (14,428,858)            50,482,486

 Distributions to shareholders from:
  Net investment income.....................................        (4,440,759)            (3,714,808)
  Net realized gains........................................       (29,742,185)           (11,924,245)
                                                                ---------------------------------------
 Total distributions to shareholders........................       (34,182,944)           (15,639,053)
 Capital share transactions (Note 2)........................        49,956,803             44,049,484
    Net increase in net assets..............................         1,345,001             78,892,917

Net assets:
 Beginning of period........................................       370,028,704            291,135,787
                                                                ---------------------------------------
 End of period..............................................      $371,373,705           $370,028,704
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $    616,383           $  3,783,743
                                                                =======================================

                       See Notes to Financial Statements.
 16
PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              17
PAGE

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

2. CAPITAL STOCK

At February 28, 2001, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                                 FEBRUARY 28, 2001                   AUGUST 31, 2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
Shares sold................................................   2,498,094    $ 30,061,338          5,263,352    $ 65,795,191
Shares issued on reinvestment of distributions.............   2,972,259      33,606,425          1,376,552      15,346,113
Shares redeemed............................................  (1,154,271)    (13,710,960)        (2,944,203)    (37,091,820)
                                                             -------------------------------------------------------------
Net increase...............................................   4,316,082    $ 49,956,803          3,695,701    $ 44,049,484
                                                             =============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisers Inc. The Fund earned $157,676 of dividend income from its investment in the Sweep Money Fund.

 18
PAGE


TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

4. INCOME TAXES

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At February 28, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 73,270,561
Unrealized depreciation.....................................   (23,811,083)
                                                              ------------
Net unrealized appreciation.................................  $ 49,459,478
                                                              ============

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $279,047. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $41,411,235 and $36,206,716, respectively.

                                                                              19
PAGE


[FRANKLIN TEMPLETON LOGO]

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



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